                                                                Exhibit 10.30(j)
                                                                EXECUTION COPY






                               URC HOLDINGS CORP.

                                       TO

                       THE FIRST NATIONAL BANK OF CHICAGO,
                                     Trustee



                            -------------------------



                                    INDENTURE

                            Dated as of June 25, 1996

                            -------------------------



                                  $200,000,000


                           7 7/8% Senior Notes due 2006

                               URC HOLDINGS CORP.

               RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT
                OF 1939 AND INDENTURE, DATED AS OF JUNE 25, 1996



TRUST INDENTURE
  ACT SECTION                                                     INDENTURE SECTION
Section 310(a)(1)    ..........................................   607
     (a)(2)          ..........................................   607
     (b)             ..........................................   608
Section 312(c)       ..........................................   701
Section 314(a)(4)    ..........................................   1004
     (c)(1)          ..........................................   102
     (c)(2)          ..........................................   102
     (e)             ..........................................   102
Section 315(b)       ..........................................   601
Section 316(a)(last
     sentence)       ..........................................   101 ("Outstanding")
     (a)(1)(A)       ..........................................   502, 512
     (a)(1)(B)       ..........................................   513
     (b)             ..........................................   508
     (c)             ..........................................   104[(e)]
Section 317(a)(1)    ..........................................   503
     (a)(2)          ..........................................   504
     (b)             ..........................................   1003
Section 318(a)       ..........................................   111

--------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS


                                                                                       PAGE
PARTIES ................................................................................  1
RECITALS OF THE COMPANY ................................................................  1

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101.  Definitions ..............................................................  1
       Act                 .............................................................  2
       Affiliate           .............................................................  2
       Agent Members       .............................................................  2
       Board of Directors  .............................................................  2
       Board Resolution    .............................................................  2
       Business Day        .............................................................  3
       Commission          .............................................................  3
       Company             .............................................................  3
       Company Request or Company Order.................................................  3
       Corporate Trust Office...........................................................  3
       corporation         .............................................................  3
       Debt                .............................................................  3
       Default             .............................................................  3
       Defaulted Interest  .............................................................  3
       Depositary          .............................................................  3
       Event of Default    .............................................................  3
       Exchange Act        .............................................................  4
       Federal Bankruptcy Code..........................................................  4
       Holder              .............................................................  4
       Indenture           .............................................................  4
       Interest Payment Date............................................................  4
       Lien                .............................................................  4
       Maturity            .............................................................  4
       Non-U.S. Persons    .............................................................  4
       Officers' Certificate............................................................  4
       Opinion of Counsel  .............................................................  4
       Outstanding         .............................................................  4

--------

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                                       Page
       Paying Agent        .............................................................  5
       Person              .............................................................  5
       Physical Security   .............................................................  5
       Predecessor Security ............................................................  5
       Private Placement Legend.........................................................  6
       QIB                 .............................................................  6
       Regular Record Date .............................................................  6
       Regulation S        .............................................................  6
       Responsible Officer .............................................................  6
       Restricted Securities............................................................  6
       Rule 144A           .............................................................  6
       Securities          .............................................................  6
       Securities Act      .............................................................  6
       Security Register; Security Registrar............................................  6
       Significant Subsidiary...........................................................  7
       Special Record Date .............................................................  7
       Stated Maturity     .............................................................  7
       Subsidiary          .............................................................  7
       Trust Indenture Act; TIA.........................................................  7
       Trustee             .............................................................  7
       Vice President      .............................................................  7
       Voting Stock        .............................................................  7
SECTION 102.  Compliance Certificates and Opinions .....................................  7
SECTION 103.  Form of Documents Delivered to Trustee ...................................  8
SECTION 104.  Acts of Holders ..........................................................  9
SECTION 105.  Notices, etc., to Trustee and Company .................................... 10
SECTION 106.  Notice to Holders; Waiver................................................. 10
SECTION 107.  Effect of Headings and Table of Contents.................................. 11
SECTION 108.  Successors and Assigns.................................................... 11
SECTION 109.  Separability Clause....................................................... 11
SECTION 110.  Benefits of Indenture..................................................... 11
SECTION 111.  Governing Law............................................................. 11
SECTION 112.  Legal Holidays............................................................ 12
SECTION 113.  Incorporation by Reference of Trust Indenture Act......................... 12
SECTION 114.  Immunity of Incorporators, Stockholders, Officers, Directors and
                    Employees .......................................................... 12

                                                                                       Page

                                   ARTICLE TWO

                                 SECURITY FORMS

SECTION 201.  Forms Generally........................................................... 13
SECTION 202.  Restrictive Legends....................................................... 15

                                  ARTICLE THREE

                                 THE SECURITIES

SECTION 301.  Title and Terms........................................................... 17
SECTION 302.  Denominations............................................................. 17
SECTION 303.  Execution, Authentication, Delivery and Dating............................ 17
SECTION 304.  Temporary Securities...................................................... 18
SECTION 305.  Registration, Registration of Transfer and Exchange....................... 18
SECTION 306.  Book-Entry Provisions for U.S. Global Security............................ 19
SECTION 307.  Special Transfer Provisions............................................... 21
SECTION 308.  Mutilated, Destroyed, Lost and Stolen Securities.......................... 25
SECTION 309.  Payment of Principal and Interest; Interest Rights Preserved.............. 25
SECTION 310.  Persons Deemed Owners..................................................... 27
SECTION 311.  Cancellation.............................................................. 28
SECTION 312.  Computation of Interest................................................... 28

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.  Satisfaction and Discharge of Indenture................................... 28
SECTION 402.  Application of Trust Money................................................ 30

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.  Events of Default......................................................... 30
SECTION 502.  Acceleration of Maturity; Rescission and Annulment........................ 31
SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee........... 33
SECTION 504.  Trustee May File Proofs of Claim.......................................... 33
SECTION 505.  Trustee May Enforce Claims Without Possession of Securities............... 34

                                                                                       Page
SECTION 506.  Application of Money Collected............................................ 35
SECTION 507.  Limitation on Suits....................................................... 35
SECTION 508.  Unconditional Right of Holders to Receive Principal and Interest.......... 36
SECTION 509.  Restoration of Rights and Remedies........................................ 36
SECTION 510.  Rights and Remedies Cumulative............................................ 36
SECTION 511.  Delay or Omission Not Waiver.............................................. 37
SECTION 512.  Control by Holders........................................................ 37
SECTION 513.  Waiver of Past Defaults................................................... 37
SECTION 514.  Waiver of Stay or Extension Laws.......................................... 38

                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601.  Notice of Defaults........................................................ 38
SECTION 602.  Certain Rights of Trustee................................................. 38
SECTION 603.  Trustee Not Responsible for Recitals or Issuance of Securities............ 40
SECTION 604.  May Hold Securities....................................................... 40
SECTION 605.  Money Held in Trust....................................................... 40
SECTION 606.  Compensation and Reimbursement............................................ 40
SECTION 607.  Corporate Trustee Required; Eligibility................................... 41
SECTION 608.  Resignation and Removal; Appointment of Successor......................... 41
SECTION 609.  Acceptance of Appointment by Successor.................................... 43
SECTION 610.  Merger, Conversion, Consolidation or Succession to Business............... 43

                                  ARTICLE SEVEN

                 HOLDER LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.  Holder Lists; Disclosure of Names and Addresses of Holders................ 44
SECTION 702.  Reports by Trustee........................................................ 44
SECTION 703.  Reports by Company........................................................ 44

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.  Company May Consolidate, etc., Only on Certain Terms...................... 46
SECTION 802.  Successor Person Substituted.............................................. 47
SECTION 803.  Securities to Be Secured in Certain Events................................ 47

                                                                                       Page

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901.  Supplemental Indentures Without Consent of Holders........................ 48
SECTION 902.  Supplemental Indentures with Consent of Holders........................... 49
SECTION 903.  Authorization and Execution of Supplemental Indentures.................... 49
SECTION 904.  Effect of Supplemental Indentures......................................... 50
SECTION 905.  Conformity with Trust Indenture Act....................................... 50
SECTION 906.  Reference in Securities to Supplemental Indentures........................ 50
SECTION 907.  Notice of Supplemental Indentures......................................... 50

                                   ARTICLE TEN

                                    COVENANTS

SECTION 1001.  Payment of Principal, Premium, If Any, and Interest...................... 50
SECTION 1002.  Maintenance of Office or Agency.......................................... 51
SECTION 1003.  Money for Security Payments to Be Held in Trust.......................... 51
SECTION 1004.  Statement as to Compliance............................................... 52
SECTION 1005.  Payment of Taxes and Other Claims........................................ 53
SECTION 1006.  Corporate Existence...................................................... 53
SECTION 1007.  Limitation on Liens...................................................... 53
SECTION 1008.  Waiver of Certain Covenants.............................................. 55


                                 ARTICLE ELEVEN

                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1101.  Company's Option to Effect Defeasance or Covenant Defeasance............. 56
SECTION 1102.  Defeasance and Discharge................................................. 56
SECTION 1103.  Covenant Defeasance...................................................... 56
SECTION 1104.  Conditions to Defeasance or Covenant Defeasance.......................... 57
SECTION 1105.  Deposited Money and U.S. Government Obligations to Be Held in
                    Trust; Other Miscellaneous Provisions............................... 59
SECTION 1106.  Reinstatement............................................................ 59

                                                                                       Page
TESTIMONIUM ............................................................................ 61

SIGNATURES AND SEALS ................................................................... 61

EXHIBIT A     Form of Securities; Trustee's Certificate of Authentication
EXHIBIT B     Form of Certificate to Be Delivered upon Termination of Restricted Period
EXHIBIT C     Form of Certificate to Be Delivered in Connection with Transfers to Non-
              QIB Institutional Accredited Investors
EXHIBIT D     Form of Certificate to Be Delivered in Connection with Transfers Pursuant to Regulation S

            INDENTURE, dated as of June 25, 1996 between URC HOLDINGS CORP., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 22801 Ventura Boulevard, Woodland Hills, California 91364, and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").


                             RECITALS OF THE COMPANY

            The Company has duly authorized the creation of an issue of 7 7/8% Senior Notes due 2006 (herein called the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

            This Indenture incorporates by reference the provisions of the Trust Indenture Act of 1939 and shall, to the extent applicable, be governed by such provisions.

            All things necessary have been done to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and to make this Indenture a valid agreement of the Company, in accordance with their and its terms.

            NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

            SECTION 101. Definitions.

            For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

            (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper", as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

            (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

            (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

            Certain terms, used principally in Articles Two and Eleven, are defined in those Articles.

            "Act", when used with respect to any Holder, has the meaning specified in Section 104.

            "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Agent Members" has the meaning specified in Section 306.

            "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

            "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

            "Company" means the Person named as the "Company" in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

            "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman, its President, any Vice President, its Treasurer or an Assistant Treasurer, and delivered to the Trustee.

            "Corporate Trust Office" means the principal corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Services Division, except that, for purposes of Section 1002, such term shall mean the office or agency of the Trustee in the Borough of Manhattan, The City of New York, which office at the date hereof is located at 14 Wall Street, Eighth Floor, New York, New York 10005.

            "corporation" includes corporations, associations, companies and business trusts.

            "Debt" means notes, bonds, debentures or other similar evidences of indebtedness for money borrowed.

            "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

            "Defaulted Interest" has the meaning specified in Section 309.

            "Depositary" means The Depository Trust Company, its nominees and their respective successors.

            "Event of Default" has the meaning specified in Section 501.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder.

            "Federal Bankruptcy Code" means the Bankruptcy Act of Title 11 of the United States Code, as amended from time to time.

            "Holder" means a Person in whose name a Security is registered in the Security Register.

            "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

            "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

            "Lien" means any pledge, mortgage, lien, charge, encumbrance or security interest.

            "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration or otherwise.

            "Non-U.S. Person" has the meaning specified in Section 307(a).

            "Officers' Certificate" means a certificate signed by the Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

            "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, including an employee of the Company, and who shall be reasonably acceptable to the Trustee.

            "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

            (ii) Securities, or portions thereof, for whose payment money in the necessary amount has been theretofore deposited with the Trustee or any Paying

      Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities;

            (iii) Securities, except to the extent provided in Sections 1102 and 1103, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Eleven; and

            (iv) Securities which have been paid pursuant to Section 308 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, and for the purpose of making the calculations required by TIA Section 313, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the reasonable satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

            "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of or interest on the Securities on behalf of the Company.

            "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 308 in exchange for a mutilated security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

            "Physical Security" has the meaning specified in Section 201.

            "Private Placement Legend" has the meaning specified in Section 202.

            "QIB" means a "Qualified Institutional Buyer" under Rule 144A.

            "Regular Record Date" for the interest payable on any Interest Payment Date means the June 15 or December 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

            "Regulation S" means Regulation S under the Securities Act or, if at any time after the execution of this Indenture such regulation is superseded or no longer in effect, then any rule, regulation or statutory provision of like intent successor thereto.

            "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any Vice President, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "Restricted Securities" has the meaning specified in Section 1007.

            "Rule 144A" means Rule 144A under the Securities Act or, if at any time after the execution of this Indenture such rule is superseded or no longer in effect, then any rule, regulation or statutory provision of like intent successor thereto.

            "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

            "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations thereunder.

            "Security Register; Security Registrar" have the respective meanings specified in Section 305.

            "Significant Subsidiary" means any subsidiary of the Company which constitutes a "Significant Subsidiary" as defined in Rule 1-02 of Regulation S-X under the Exchange Act.

            "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 309.

            "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

            "Subsidiary" means any corporation of which at the time of determination the Company, directly and/or indirectly through one or more Subsidiaries, owns more than 50% of the Voting Stock.

            "Trust Indenture Act; TIA" means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed, except as provided in Section 905.

            "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

            "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

            "Voting Stock" means stock of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

            SECTION 102. Compliance Certificates and Opinions.

            Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 1004) shall include:

            (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

            SECTION 103. Form of Documents Delivered to Trustee.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            SECTION 104. Acts of Holders.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient.

            (c) The principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

            (d) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

            (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

            SECTION 105. Notices, etc., to Trustee and Company.

            Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

            (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Services Division, or

            (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture, or at any other address previously furnished in writing to the Trustee by the Company.

            SECTION 106. Notice to Holders; Waiver.

            Where this Indenture provides for notice of any event to Holders by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. Where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case, by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

            SECTION 107. Effect of Headings and Table of Contents.

            The Article and Section headings herein, the Cross-Reference Table and the Table of Contents are for convenience only and shall not affect the construction hereof.

            SECTION 108. Successors and Assigns.

            All covenants and agreements in this Indenture by the Company or the Trustee shall bind its respective successors and assigns, whether so expressed or not.

            SECTION 109. Separability Clause.

            In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            SECTION 110. Benefits of Indenture.

            Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Securities Registrar and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

            SECTION 111. Governing Law.

            This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York applicable to contracts to be performed entirely within such state. This Indenture incorporates by reference the provisions of the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions.

            SECTION 112. Legal Holidays.

            In any case where any Interest Payment Date or Stated Maturity or Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or at the Stated Maturity or Maturity; provided that no interest shall accrue for the period from and after such Interest Payment Date or Stated Maturity or Maturity, as the case may be.

            SECTION 113. Incorporation by Reference of Trust Indenture Act.

            This Indenture incorporates by reference the provisions of the Trust Indenture Act. The following Trust Indenture Act terms used in this Indenture have the following meanings:

            "indenture securities" means the Securities;

            "indenture security holder" means a Holder;

            "indenture trustee" or "institutional trustee" means the Trustee;
and

            "obligor" on the indenture securities means the Company or any other obligor on the Securities.

            All other Trust Indenture Act terms used in this Indenture that are defined by the Trust Indenture Act, defined by reference in the Trust Indenture Act to another statute or defined by a rule of the Commission and not otherwise defined herein shall have the meanings assigned to them therein. If any provision hereof conflicts with a provision of the Trust Indenture Act incorporated herein, the provision of the Trust Indenture Act shall control.

            SECTION 114. Immunity of Stockholders, Officers, Directors and Employees.

            No recourse under or upon any obligation, covenant or agreement of this Indenture or of the Securities, or for any claim based thereon or otherwise in respect thereof, shall be had against any stockholder, officer, director, employee or controlling person, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the

Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the stockholders, officers, directors, employees or controlling persons, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in the Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such stockholder, officer, director, employee or controlling person, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.

            All payments of interest and other amounts, if any, to be made by the Trustee hereunder shall be made only from the money deposited with the Trustee and only to the extent that the Trustee shall have sufficient income or proceeds to make such payments in accordance with the terms of this Indenture, and each Holder, by its acceptance of a Security, agrees that it will look solely to the income and proceeds deposited with the Trustee to the extent available for distribution to such Holder as provided and that the Trustee is not personally liable in any manner to such Holder for any amounts payable or any liability under this Indenture or the Securities.


                                   ARTICLE TWO

                                 SECURITY FORMS

            SECTION 201. Forms Generally.

            The definitive Securities may be printed, lithographed or engraved on steel-engraved borders or produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

            The Securities shall be known as the "7 7/8% Senior Notes due 2006" of the Company. The Securities and the Trustee's certificate of authentication shall be in substantially the forms annexed hereto as Exhibit A. The Securities may have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such notations, legends or endorsements placed thereon as may be required to comply with law, securities exchange rules or usage or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. The Company shall approve the form of the Securities and any notation, legend or endorsement on the Securities and shall furnish such form of Security, notation, legend or endorsement in writing to the Trustee. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security. Each Security shall be dated the date of its authentication.

            The terms and provisions contained in the form of the Securities annexed hereto as Exhibit A are hereby expressly made a part of this Indenture. To the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

            Securities offered and sold in reliance on Rule 144A shall be issued initially in the form of a permanent global Security in fully registered form without interest coupons (the "U.S. Global Security") deposited with the Trustee, as custodian for the Depositary, registered in the name of a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the U.S. Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

            Securities offered and sold in reliance on Regulation S shall be issued initially in the form of temporary global Securities in fully registered form without interest coupons (the "Temporary Offshore Securities"). The Temporary Offshore Securities will be registered in the name of, and held by, a temporary certificate holder designated by Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated until the later of the completion of the distribution of the Securities and the termination of the "restricted period" (as defined in Regulation S) with respect to the offer and sale of the Securities (the "Offshore Securities Exchange Date"). At any time following the Offshore Securities Exchange Date, upon receipt by the Trustee and the Company of a certificate substantially in the form of Exhibit B hereto, the Company shall execute, and the Trustee shall authenticate and deliver, one or more permanent certificated Securities in fully registered form without interest coupons (the "Permanent Offshore Securities"), in exchange for the surrender of Temporary Offshore Securities of like tenor and amount.

            Securities offered and sold other than as described in the preceding two paragraphs shall be initially issued in the form of physical Securities in fully registered form without interest coupons in substantially the form of Exhibit A hereto (the "U.S. Securities").

            The Temporary Offshore Securities, Permanent Offshore Securities and U.S. Securities are sometimes collectively herein referred to as the "Physical Securities".

            SECTION 202. Restrictive Legends.

            Unless and until the Securities shall have been registered pursuant to an effective registration statement or unless the circumstances contemplated by paragraph (a)(i)(x), (d)(i) or (e)(ii) of Section 307 exists, each Security shall bear the following legend (the "Private Placement Legend") on the face thereof:

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A "QUALIFIED INSTITUTIONAL BUYER" TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF, AND IN ACCORDANCE WITH, REGULATION S UNDER THE SECURITIES ACT,
      (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (A)(1), (2), (3) OR (7) OF RULE 501 OF REGULATION D UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT,

      OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, A CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND
      (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.

            Each U.S. Global Security shall also bear the following legend on the face thereof:

      UNLESS (1) THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND (2) ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 306 AND 307 OF THE INDENTURE.

                                  ARTICLE THREE

                                 THE SECURITIES

            SECTION 301. Title and Terms.

            The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $200,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 307, 308 or 906.

            The Securities shall not be redeemable prior to Maturity.

            SECTION 302. Denominations.

            The Securities shall be issuable only in fully registered form without interest coupons and only in denominations of $1,000 and any integral multiple thereof.

            SECTION 303. Execution, Authentication, Delivery and Dating.

            The Securities shall be executed on behalf of the Company by its Chairman, its President or a Vice President, under its corporate seal reproduced thereon and attested by its Secretary or an Assistant Secretary. The signature of any of these officers on the Securities may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities.

            Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

            At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities.

            Each Security shall be dated the date of its authentication.

            No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for in Exhibit A, duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

            SECTION 304. Temporary Securities.

            Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

            If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

            SECTION 305. Registration, Registration of Transfer and Exchange.

            The Company shall cause to be kept at each office or agency of the Company designated pursuant to Section 1002 a register (the register so maintained being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Security Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the "Security Registrar") for the purpose of registering Securities and transfers of Securities as herein provided.

            Upon surrender for registration of transfer of any Security at any office or agency of the Company designated pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee, one or more new Securities of any authorized denomination or denominations of a like aggregate principal amount.

            Furthermore, any Holder of the U.S. Global Security shall, by acceptance of such U.S. Global Security, agree that transfers of beneficial interest in such U.S. Global Security may be effected only through a book-entry system maintained by such Holder of such U.S. Global Security (or its agent), and that ownership of a beneficial interest in such U.S. Global Security shall be required to be reflected in a book entry.

            At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any office or agency of the Company designated pursuant to Section 1002. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

            All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

            Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304 or 906 not involving any transfer.

            SECTION 306. Book-Entry Provisions for U.S. Global Security.

            (a) The U.S. Global Security initially shall (i) be registered in the name of the Depositary for such U.S. Global Security or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 202.

            Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any U.S. Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under such U.S. Global Security, and the Depositary and/or its nominee may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such U.S. Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

            (b) Transfers of the U.S. Global Security shall be limited to transfers of such U.S. Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in any such U.S. Global Security may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 307. U.S. Securities shall not be transferred to all beneficial owners in exchange for their beneficial interests in the U.S. Global Security unless (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the U.S. Global Security and a successor depositary is not appointed by the Company within 90 days of such notice, (ii) an Event of Default has occurred and is continuing and the Security Registrar has received a request from the Depositary or (iii) the Company determines not to have any Securities represented by one or more U.S. Global Securities.

            (c) In connection with any transfer of a portion of the beneficial interest in the U.S. Global Security pursuant to subsection (b) of this Section, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Securities of like tenor and amount.

            (d) In connection with the transfer of the entire U.S. Global Security to beneficial owners thereof pursuant to subsection (b) of this Section, the U.S. Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the U.S. Global Security, an equal aggregate principal amount of U.S. Securities of authorized denominations.

            (e) Any U.S. Security delivered in exchange for an interest in the U.S. Global Security pursuant to subsection (c) or subsection (d) of this
Section 306 shall, except as otherwise provided by paragraph (f) of Section 307, bear the Private Placement Legend.

            (f) The registered holder of the U.S. Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

            SECTION 307. Special Transfer Provisions.

            Unless and until the Securities shall have been registered pursuant to an effective registration statement, the following provisions shall apply:

            (a) Transfers to Non-QIB Institutional Accredited Investors. The following provisions shall apply with respect to the registration of any proposed transfer of a Security to any institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities
Act) which is not a QIB (excluding non-U.S. persons (as such term is defined in Rule 902(o) of Regulation S under the Securities Act, "Non-U.S. Persons")):

            (i) The Security Registrar shall register the transfer of Securities, whether or not such Security bears the Private Placement Legend, if (x) the requested transfer is at least three years after the original issue date of the Securities and the last date on which such Security was held by the Company or an affiliate of the Company or (y) the proposed transferee has delivered to the Security Registrar and the Company a certificate substantially in the form set forth in Exhibit C hereto.

            (ii) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Security, upon receipt by the Security Registrar of (x) the documents, if any, required by paragraph (i) and (y) instructions given in accordance with the Depositary's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Securities of like tenor and amount.

            (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Security to a QIB (excluding Non-U.S. Persons):

            (i) If such Security to be transferred consists of U.S. Securities, Temporary Offshore Securities or Permanent Offshore Securities, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of such Security stating, or has otherwise advised the Company and the Security Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Security Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it, or the person on whose behalf it is acting with respect to any such account, is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

            (ii) If the proposed transferee is an Agent Member, and the Security to be transferred consists of U.S. Securities, Temporary Offshore Securities or Permanent Offshore Securities, upon receipt by the Security Registrar of instructions given in accordance with the Depositary's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the U.S. Securities, Temporary Offshore Securities or Permanent Offshore Securities, as the case may be, to be transferred, and the Trustee shall cancel the Security so transferred.

            (c) Transfers by Non-U.S. Persons Prior to August 5, 1996. The following provisions shall apply with respect to registration of any proposed transfer of a Security by a Non-U.S. Person prior to August 5, 1996:

            (i) The Security Registrar shall register the transfer of any Security (x) if the proposed transferee is a Non-U.S. Person and the proposed transferor has delivered to the Security Registrar a certificate substantially in the form of Exhibit D hereto or (y) if the proposed transferee is a QIB and the proposed transferor has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Security Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Security Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it, or the person on whose behalf it is acting with respect to any such account, is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A. Unless clause (ii) below is applicable, the Company shall execute, and the Trustee shall authenticate and deliver, one or more Temporary Offshore Securities of like tenor and amount.

            (ii) If the proposed transferee is an Agent Member, upon receipt by the Security Registrar of instructions given in accordance with the Depositary's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the Temporary Offshore Security to be transferred, and the Trustee shall cancel the Temporary Offshore Security so transferred.

            (d) Transfers by Non-U.S. Persons on or After August 5, 1996. The following provisions shall apply with respect to any transfer of a Security by a Non-U.S. Person on or after August 5, 1996:

            (i) (x) If the Security to be transferred is a Permanent Offshore Security, the Security Registrar shall register such transfer, (y) if the Security to be transferred is a Temporary Offshore Security, upon receipt of a certificate substantially in the form of Exhibit D hereto from the proposed transferor, the Security Registrar shall register such transfer and (z) in the case of either clause (x) or (y), unless clause (ii) below is applicable, the Company shall execute, and the Trustee shall authenticate and deliver, one or more Permanent Offshore Securities of like tenor and amount.

            (ii) If the proposed transferee is an Agent Member, upon receipt by the Security Registrar of instructions given in accordance with the Depositary's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the Temporary Offshore Security or of the Permanent Offshore Security to be transferred, and the Trustee shall cancel the Security so transferred.

            (e) Transfers to Non-U.S. Persons at Any Time. The following provisions shall apply with respect to any transfer of a Security to a Non-U.S.
Person:

            (i) Prior to August 5, 1996, the Security Registrar shall register any proposed transfer of a Security to a Non-U.S. Person upon receipt of a certificate substantially in the form of Exhibit D hereto from the proposed transferor and the Company shall execute, and the Trustee shall authenticate and make available for delivery, one or more Temporary Offshore Securities.

            (ii) On and after August 5, 1996, the Security Registrar shall register any proposed transfer to any Non-U.S. Person (w) if the Security to be transferred is a Permanent Offshore Security, (x) if the Security to be transferred is a Temporary Offshore Security, upon receipt of a certificate substantially in the form of Exhibit D hereto from the proposed transferor, (y) if the Security to be transferred is a U.S. Security or an interest in the U.S. Global Security, upon receipt of a certificate substantially in the form of Exhibit D hereto from the proposed transferor and (z) in the case of any of clause (w), (x) or (y), the Company shall execute, and the Trustee shall authenticate and deliver, one or more Permanent Offshore Securities of like tenor and amount.

            (iii) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Security, upon receipt by the Security Registrar of (x) the document, if any, required by paragraph (i), and (y) instructions in accordance with the Depositary's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security to be transferred and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Permanent Offshore Securities of like tenor and amount; provided that, if any such transfer shall occur during the period set forth in subparagraph (i) of this paragraph, the Company shall record, and the Trustee shall authenticate, one or more Temporary Offshore Securities.

            (f) Private Placement Legend. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Security Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Security Registrar shall deliver only Securities that bear the Private Placement Legend unless (i) the circumstances contemplated by paragraph (a)(i)(x), (d)(i) or (e)(ii) of this Section 307 exist or (ii) there is delivered to the Security Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

            (g) General. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture. The Security Registrar shall not register a transfer of any Security unless such transfer complies with the restrictions on transfer of the Securities set forth herein.

            The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 306 or this
Section 307. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.

            SECTION 308. Mutilated, Destroyed, Lost and Stolen Securities.

            If (i) any mutilated Security is surrendered to the Trustee, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

            In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

            Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

            SECTION 309. Payment of Principal and Interest; Interest Rights Preserved.

            The principal of and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose pursuant to
Section 1002 in such coin or
currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

            The total amount of payments in respect of principal of or interest on any U.S. Global Security representing one or more Securities on any Interest Payment Date or at Stated Maturity will be made available to the Trustee on such date. As soon as possible thereafter, the Trustee will make such payments to the Depositary or its nominee as the registered owner of the U.S. Global Security.

            Interest on any Physical Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Physical Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that interest on the Physical Securities may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 310, to the address of such Person as it appears in the Security Register or (ii) transfer to an account located in the United States maintained by the Person entitled thereto pursuant to Section 310 for whom satisfactory instructions have been furnished on or prior to such Regular Record Date.

            Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the Regular Record Date by virtue of having been such Holder, and such defaulted interest and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in clause
(1) or (2) below:

            (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date, and in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided for in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

            (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

            Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

            SECTION 310. Persons Deemed Owners.

            Prior to the due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Sections 305 and 309) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

            None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests of a U.S. Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

            Notwithstanding the foregoing, with respect to any U.S. Global Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the

Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depositary, as a Holder, with respect to such U.S. Global Security or impair, as between such depositary and owners of beneficial interests in such U.S. Global Security, the operation of customary practices governing the exercise of the rights of such depositary (or its nominee) as Holder of such U.S. Global Security.

            SECTION 311. Cancellation.

            All Securities surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal shall be delivered to the Company unless by Company Order the Company shall direct that cancelled Securities be returned to it.

            SECTION 312. Computation of Interest.

            Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

            SECTION 401. Satisfaction and Discharge of Indenture.

            This Indenture shall upon Company Request cease to be of further effect (except as to surviving rights of registration of transfer or exchange of the Securities expressly provided for herein or pursuant hereto) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

            (1) either

                  (A) all Securities theretofore authenticated and delivered
            (other than (i) Securities which have been lost, stolen or destroyed and which have been replaced or paid as provided in Section 308 and
            (ii) Securities for which payment has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, in any case pursuant to, and as provided in, Section 1003) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore delivered to the
            Trustee for cancellation

                        (i) have become due and payable or

                        (ii) will become due and payable at their Stated
                  Maturity within one year

            and the Company, in the case of (i) or (ii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal of and interest on the Securities to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity, together with irrevocable instructions from the Company directing the Trustee to apply such funds to the payment thereof at Maturity.

            (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

            (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

            Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause
(1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

            SECTION 402. Application of Trust Money.

            Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.


                                  ARTICLE FIVE

                                    REMEDIES

            SECTION 501. Events of Default.

            "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) default in the payment of any interest on any Security when it becomes due and payable, and continuance of such default for a period of 30 days;

            (2) default in the payment of the principal of any Security at its Maturity;

            (3) default in the performance, or breach, of any covenant or agreement of the Company in this Indenture, and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

            (4) (A) there shall have occurred one or more defaults by the Company or any Subsidiary in the payment of the principal of Debt in an aggregate amount in excess of $10 million, when the same becomes due and payable at the stated maturity thereof, and such default or defaults shall have continued after any applicable grace period and shall not have been cured or waived or (B) Debt of the Company or any Subsidiary aggregating in an aggregate amount in excess of $10 million shall have been accelerated or otherwise declared due and payable, or required to be prepaid or repurchased (other than by regularly scheduled required prepayment), prior to the stated maturity thereof and such acceleration shall not have been annulled within 30 days after written notice to the Company by the Trustee or to the Company and the Trustee by the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities;

            (5) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

            (6) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due.

            SECTION 502. Acceleration of Maturity; Rescission and Annulment.

            If an Event of Default (other than an Event of Default specified in Section 501(5) or 501(6)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare the principal amount of all the Securities, and all accrued and unpaid interest thereon, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount, and all accrued and unpaid interest thereon, shall become immediately due and payable. If an Event of Default specified in Section 501(5) or 501(6) occurs and is continuing, then the principal amount, and all accrued and unpaid interest thereon, of all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

            At any time after a declaration of acceleration has been made with respect to the Securities and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may on behalf of the Holders of all of the Securities rescind and annul such declaration and its consequences if

            (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                  (A) all overdue interest on all Outstanding Securities,

                  (B) all unpaid principal of any Outstanding Securities which has become due otherwise than by such declaration of acceleration, and interest on such unpaid principal at the rate borne by the Securities,

                  (C) to the extent that payment of such interest is lawful, interest on overdue interest at the rate borne by the Securities, and

                  (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

            (2) all Events of Default, other than the non-payment of amounts of principal of or interest on Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in
      Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

            Notwithstanding the preceding paragraph, in the event of a declaration of acceleration in respect of the Securities because of an Event of Default specified in Section 501(4) shall have occurred and be continuing, such declaration of acceleration shall be automatically annulled if the Debt that is the subject of such Event of Default has been discharged or the holders thereof have rescinded their declaration of acceleration in respect of such Debt, and written notice of such discharge or rescission, as the case may be, shall have been given to the Trustee by the Company and countersigned by the holders of such Debt or a trustee, fiduciary or agent for such holders, within 30 days after such declaration of acceleration in respect of the Securities, and no other Event of Default has occurred during such 30-day period which has not been cured or waived during such period.

            SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

            The Company covenants that if

            (a) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

            (b) default is made in the payment of the principal of any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Securities the whole amount then due and payable on such Securities for principal and interest, and interest on any overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installment of interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

            If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

            If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

            SECTION 504. Trustee May File Proofs of Claim.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

            (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

            (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

            SECTION 505. Trustee May Enforce Claims Without Possession of Securities.

            All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

            SECTION 506. Application of Money Collected.

            Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST: To the payment of all amounts due the Trustee under Section 606;

            SECOND: To the payment of the amounts then due and unpaid for principal of and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively; and

            THIRD: The balance, if any, to the Person or Persons entitled thereto, including the Company.

            SECTION 507. Limitation on Suits.

            No Holder of Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

            (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

            (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority or more in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and proportionate benefit of all the Holders.

            SECTION 508. Unconditional Right of Holders to Receive Principal and Interest.

            Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Eleven) and in such Security, of the principal of and (subject to Section 309) interest on, such Security on the Stated Maturity expressed therein and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

            SECTION 509. Restoration of Rights and Remedies.

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

            SECTION 510. Rights and Remedies Cumulative.

            Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 308, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            SECTION 511. Delay or Omission Not Waiver.

            No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

            SECTION 512. Control by Holders.

            The Holders of not less than a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

            (1) such direction shall not be in conflict with any rule of law or with this Indenture,

            (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

            (3) the Trustee need not take any action which might involve it in personal liability or be unjustly prejudicial to the Holders not consenting.

            SECTION 513. Waiver of Past Defaults.

            The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

            (1) in respect of the payment of principal of or interest on any Security, or

            (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

            Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

            SECTION 514. Waiver of Stay or Extension Laws.

            The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE SIX

                                   THE TRUSTEE

            SECTION 601. Notice of Defaults.

            Within 90 days after the occurrence of any Default hereunder, the Trustee shall transmit, in the manner and to the extent provided in TIA Section 313(c), notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided further that, in the case of any Default of the character specified in
Section 501(3), no such notice to Holders shall be given until at least 60 days after the occurrence thereof.

            SECTION 602. Certain Rights of Trustee.

            Subject to the provisions of TIA Sections 315(a) through 315(d):

            (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

            (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

            (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

            (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

            The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            SECTION 603. Trustee Not Responsible for Recitals or Issuance of Securities.

            The recitals contained herein and in the Securities, except for the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and thereunder. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

            SECTION 604. May Hold Securities.

            The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

            SECTION 605. Money Held in Trust.

            All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

            SECTION 606. Compensation and Reimbursement.

            The Company agrees:

            (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

            The Trustee shall promptly notify the Company in writing of any claim for which it may seek indemnity. The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Company, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of or interest on particular Securities.

            When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(5) or (6), the expenses (including the reasonable charges and expenses of its counsel) of and the compensation for such services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

            The provisions of this Section shall survive the termination of this Indenture.

            SECTION 607. Corporate Trustee Required; Eligibility.

            There shall be at all times a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of Federal, State, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

            SECTION 608.  Resignation and Removal; Appointment of Successor.

            (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

            (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (c) The Trustee may be removed at any time by Act of the Holders of not less than a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

            (d) If at any time:

            (1) the Trustee shall fail to comply with the provisions of TIA
      Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

            (2) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee, or (ii) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Securities in the manner provided for in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

            SECTION 609. Acceptance of Appointment by Successor.

            Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

            No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

            SECTION 610. Merger, Conversion, Consolidation or Succession to Business.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any of the Securities shall not have been authenticated by such predecessor Trustee, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee. In all such cases such certificates shall have the full force and effect that this Indenture provides for the certificate of authentication of the Trustee; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.


                                  ARTICLE SEVEN

                 HOLDER LISTS AND REPORTS BY TRUSTEE AND COMPANY

            SECTION 701. Holder Lists; Disclosure of Names and Addresses of Holders.

            The Trustee shall preserve, in as current a form as is reasonably practicable, the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Security Registrar, the Company shall furnish to the Trustee not less than 10 days before each Interest Payment Date and at such other times as the Trustee may request in writing all information in the possession or control of the Company or any Paying Agent as to the names and addresses of the Holders.

            Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

            SECTION 702. Reports by Trustee.

             If required by TIA Section 313(a), within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities, the Trustee shall transmit to the Holders and the Company, in the manner and to the extent provided in TIA Section 313(c), a brief report that complies with TIA Section 313(b)(2) dated as of such May 15.

            SECTION 703. Reports by Company.

            The Company shall:

            (1) file with the Trustee, for so long as the Company is a Subsidiary of Alleghany Corporation ("Alleghany") within 15 days after Alleghany is required to file the same with the Commission, copies of each of (A) Alleghany's Annual Reports to Stockholders, (B) Alleghany's Annual Report on Form 10-K (together with a description of exhibits thereto), and (C) Alleghany's Quarterly Report on Form 10-Q (together with a description of exhibits thereto); or, if Alleghany is not required to file information, documents or reports pursuant to either of such Sections, then the Company shall file with the Trustee such of the supplementary and periodic information, documents and reports which Alleghany may be required to file pursuant to
      Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed by the Commission from time to time under rules and regulations under such act;

            (2) file with the Trustee the Company's annual audited consolidated financial statements and any additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture; and

            (3) transmit by mail to all Holders, in the manner and to the extent provided in TIA Section 313(c), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as are required by rules and regulations prescribed from time to time by the Commission;

provided, however, that if the Company should become subject to the informational requirements of the Exchange Act, and in accordance therewith files periodic reports, proxy statements and other information with the Commission, then the Company shall:

            (4) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which are required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

            (5) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as are required from time to time by such rules and regulations; and

            (6) transmit to all Holders, in the manner and to the extent provided in TIA Section 313(c), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (2), (4) and
      (5) of this Section as are required by rules and regulations prescribed from time to time by the Commission pursuant to the terms of this Indenture.


                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

            SECTION 801. Company May Consolidate, etc., Only on Certain Terms.

            The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease, or permit any one or more of its Significant Subsidiaries to convey, transfer or lease, all or substantially all of the properties and assets of the Company, on a consolidated basis, to any Person, unless:

            (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety (A) shall be a corporation, partnership or trust organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and (B) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the Company's obligation for the due and punctual payment of the principal of and interest on all the Securities and the performance and observance of every covenant of this Indenture on the part of the Company to be performed or observed;

            (2) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

            (3) the Company or such Person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

            This Section shall only apply to a merger or consolidation in which the Company is not the surviving corporation and to conveyances, leases and transfers by the Company as transferor or lessor.

            SECTION 802. Successor Person Substituted.

            Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance, transfer or lease of all or substantially all of the properties and assets of the Company, on a consolidated basis, to any Person in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and in the event of any such conveyance or transfer, the Company (which term shall for this purpose mean the Person named as the "Company" in the first paragraph of this Indenture or any successor Person which shall theretofore become such in the manner described in Section 801), except in the case of a lease, shall be discharged of all obligations and covenants under this Indenture and the Securities and may be dissolved and liquidated.

            SECTION 803. Securities to Be Secured in Certain Events.

            If, upon any such consolidation of the Company with or merger of the Company into any other corporation, or upon any conveyance, lease or transfer of all or substantially all of the properties or assets of the Company, on a consolidated basis, to any other Person, or any Restricted Securities owned immediately prior thereto, would thereupon become subject to any Lien, then unless such Lien could be created pursuant to Section 1007 without equally and ratably securing the Securities, the Company, prior to or simultaneously with such consolidation, merger, conveyance, lease or transfer, will, as to such Restricted Securities, (i) secure the Outstanding Securities hereunder (together with, if the Company shall so determine, any other Debt of the Company now existing or hereafter created which is not subordinate to the Securities and any Debt which is subordinate to the Securities if such Debt is secured by a Lien with the priority described in clause (i) of Section 1007) equally and ratably with (or prior to) the Debt which upon such consolidation, merger, conveyance, lease or transfer is to become secured as to such Restricted Securities by such Lien, or will cause such Securities to be so secured and (ii) comply with the provisions of Section 314(b) of the TIA.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

            SECTION 901. Supplemental Indentures Without Consent of Holders.

            Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company contained herein and in the Securities;

            (2) to add covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company;

            (3) to add Events of Default;

            (4) to secure the Securities pursuant to the requirements of Section 803 or 1007 or otherwise;

            (5) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee pursuant to the requirements of Section 609;

            (6) to cure any ambiguity or defect or to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action shall not adversely affect the interests of the Holders;

            (7) to supplement any of the provisions hereof to the extent necessary to permit or facilitate defeasance and discharge of the Notes in accordance with Article XI hereof; provided that such action shall not adversely affect the interests of the Holders; or

            (8) to conform with the requirements of the Trust Indenture Act.

            SECTION 902. Supplemental Indentures with Consent of Holders.

            With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

            (1) change the Stated Maturity of the principal of or any installment of interest on any Security, or reduce the principal amount thereof or the rate of interest thereon, or change the place or coin or currency of payment of the principal of or interest on any Security is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or

            (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

            (3) modify any of the provisions of this Section or Sections 508 and 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

            It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

            SECTION 903. Authorization and Execution of Supplemental Indentures.

            In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee shall execute all such supplemental indentures, except that it shall not be obligated to enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

            SECTION 904. Effect of Supplemental Indentures.

            Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

            SECTION 905. Conformity with Trust Indenture Act.

            Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

            SECTION 906. Reference in Securities to Supplemental Indentures.

            Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee or if requested by the Company, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

            SECTION 907. Notice of Supplemental Indentures.

            Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holder of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture.


                                   ARTICLE TEN

                                    COVENANTS

            SECTION 1001. Payment of Principal, Premium, If Any, and Interest.

            The Company covenants and agrees for the benefit of the Holders that it will duly and punctually pay the principal of and interest on the Securities in accordance with the terms of the Securities and this Indenture. Principal of and interest on the Securities shall be considered paid on the date due if a Paying Agent other than the Company holds on that date money designated for and sufficient to pay all such principal and interest then due.

            SECTION 1002. Maintenance of Office or Agency.

            The Company will maintain in The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Corporate Trust Office of the Trustee shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

            The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

            SECTION 1003. Money for Security Payments to Be Held in Trust.

            If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal of or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

            Whenever the Company shall have one or more Paying Agents for the Securities, it will, on or before each due date of the principal of, or interest on, any Securities, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

            The Company will cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

            (1) hold all sums held by it for the payment of the principal of or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal of or interest on the Securities; and

            (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

            The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

            Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be repaid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

            SECTION 1004. Statement as to Compliance.

            The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this

Section 1004, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

            SECTION 1005. Payment of Taxes and Other Claims.

            The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Significant Subsidiary or upon the income, profits or property of the Company or any Significant Subsidiary and (2) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the Company or any Significant Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

            SECTION 1006. Corporate Existence.

            Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the material rights (charter and statutory) and franchises of the Company and any Significant Subsidiary; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole.

            SECTION 1007. Limitation on Liens.

            The Company will not itself, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, issue or assume any Debt secured by any Lien with respect to any property or assets owned by the Company or any Subsidiary, and the Company will not itself, and will not permit any Subsidiary to, create, incur, issue or assume any Debt secured by a Lien on any shares of stock or Debt of any Subsidiary (such shares of stock or Debt of any Subsidiary being called "Restricted Securities"), unless (i) in the case of Debt which is, by its terms, expressly subordinate or junior in right of payment to the Securities, the Securities (together with, if the Company shall so determine, any other Debt of the Company or such Subsidiary then existing or thereafter created which is not subordinate to the Securities and any Debt which is subordinate to the Securities if such Debt is secured by a Lien with the priority described in this clause (i)) are secured by a Lien on such property or assets that is senior to such other Lien with the same relative priority as such subordinated Debt has with respect to the Securities or (ii) in the case of Liens securing Debt which is pari passu with the Securities, the Securities are secured by a Lien on such property or assets that is equal and ratable with (or prior to) such other Lien; provided, however, that nothing contained in this Section 1007 shall prevent, restrict or apply to Debt secured by:

            (a) Liens on any property, assets or Restricted Securities of the Company or any Subsidiary existing as of the date of this Indenture;

            (b) Liens on any property, assets or Restricted Securities of any corporation existing at the time such corporation becomes a Subsidiary, or arising thereafter (i) otherwise than in connection with the borrowing of money arranged thereafter and (ii) pursuant to contractual commitments entered into prior to, and not in contemplation of, such corporation becoming a Subsidiary;

            (c) Liens on any property, assets or Restricted Securities of the Company or any Subsidiary (i) existing at the time of acquisition thereof (including acquisition through merger or consolidation or by a sale, lease or other disposition of the properties of a corporation as an entirety or substantially as an entirety to the Company or a Subsidiary) or (ii) securing the payment of all or any part of the purchase price thereof or securing any Debt incurred prior to, at the time of or within 180 days after, the acquisition of such property, assets or Restricted Securities for the purpose of financing all or any part of the purchase price thereof (provided such Liens are limited to such property, assets or Restricted Securities, to improvements on such property or assets and to any other property or assets not then owned by the Company or any Subsidiary or constituting Restricted Securities);

            (d) Liens on any property or assets to secure all or any part of the cost of development, operation, construction, alteration, repair or improvement of all or any part of such property or assets, or to secure Debt incurred by the Company or any Subsidiary prior to, at the time of or within 180 days after, the completion of such development, operation, construction, alteration, repair or improvement, whichever is later, for the purpose of financing all or any part of such cost (provided such Liens are limited to such property or assets, improvements thereon and any other property or assets not then owned by the Company or any Subsidiary);

            (e) Liens in favor of the Trustee for the benefit of the Holders and subsequent holders of the Securities securing the Notes;

            (f) Liens secured by property or assets of the Company or any Subsidiary that comprise no more than $15 million of indebtedness outstanding at any one time;

            (g) Liens which secure Debt owing by a Subsidiary to the Company or to another Subsidiary; and

            (h) any extension, renewal, substitution or replacement (or successive extensions, renewals, substitutions or replacements), as a whole or in part, of any of the Liens referred to in paragraphs (a) through (g) above or the Debt secured thereby; provided that (1) such extension, renewal, substitution or replacement Lien shall be limited to all or any part of the same property, assets or Restricted Securities that secured the Lien extended, renewed, substituted or replaced (plus improvements on such property, and plus any other property or assets not then owned by the Company or any Subsidiary or constituting Restricted Securities), and (2) in the case of paragraphs (a) through (c) above, the Debt secured by such Lien at such time is not increased (other than an increase in such Debt equal to the amount of any premium required to be paid in connection with, or reasonably determined by the Company as necessary to accomplish, any extension, renewal, substitution or replacement of such Debt and the expenses of the Company and its Subsidiaries incurred in any such extension, renewal, substitution or replacement of such Debt).

            For the purposes of this Section 1007, the giving of a guarantee which is secured by a Lien on any property, assets or Restricted Securities, and the creation of a Lien on any property, assets or Restricted Securities to secure Debt which existed prior to the creation of such Lien, shall be deemed to involve the creation of Debt in an amount equal to the principal amount guaranteed or secured by such Lien; but the amount of Debt secured by Liens on property, assets and Restricted Securities shall be computed without cumulating the underlying indebtedness with any guarantee thereof or Lien securing the same.

            SECTION 1008. Waiver of Certain Covenants.

            The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 803 or Sections 1005 to 1007, inclusive, if before the time for such compliance the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of such Holders, waive such compliance in such instance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                       DEFEASANCE AND COVENANT DEFEASANCE

            SECTION 1101. Company's Option to Effect Defeasance or Covenant Defeasance.

            The Company may, at its option by Board Resolution, at any time with respect to the Securities, elect to have either Section 1102 or Section 1103 be applied to all Outstanding Securities upon compliance with the conditions set forth below in this Article Eleven. The rights of the Company under this Article Eleven shall be in addition to its rights under Article Four.

            SECTION 1102. Defeasance and Discharge.

            Upon the Company's exercise under Section 1101 of the option applicable to this Section 1102, the Company shall be deemed to have paid and discharged its obligations with respect to all Outstanding Securities on the date the conditions set forth in Section 1104 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1105 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 1104 and as more fully set forth in such Section, payments in respect of the principal of and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 308, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Eleven. Subject to compliance with this Article Eleven, the Company may exercise its option under this Section 1102 notwithstanding the prior exercise of its option under Section 1103 with respect to the Securities.

            SECTION 1103. Covenant Defeasance.

            Upon the Company's exercise under Section 1101 of the option applicable to this Section 1103, the Company shall be released from its obligations under Section 803 and Sections 1005 through 1007 with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(3), but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

            SECTION 1104. Conditions to Defeasance or Covenant Defeasance.

            The following shall be the conditions to application of either
Section 1102 or Section 1103 to the Outstanding Securities:

            (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Eleven applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities,
      (A) cash in United States dollars in an amount, or (B) U.S. Government Obligations (as defined below) which, through the scheduled payment of principal and interest in respect thereof in accordance with their terms, will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of and interest on the Outstanding Securities on the Stated Maturity of such principal or installment of interest applicable to the Outstanding Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or
      (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

            (2) In the case of an election under Section 1102, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since June 20, 1996, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

            (3) In the case of an election under Section 1103, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that (i) the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred and (ii) the defeasance trust will be exempt from registration under the Investment Company Act of 1940.

            (4) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs (5) and (6) of Section 501 hereof are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

            (5) Such defeasance under Section 1102 or covenant defeasance under
      Section 1103 shall not cause the Trustee to have a conflicting interest as defined by the TIA with respect to any securities of the Company.

            (6) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

            (7) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1102 or the covenant defeasance under Section 1103 (as the case may be) have been complied with and that no violations under the agreements governing any other outstanding Debt would result.

            SECTION 1105. Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

            Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including any proceeds therefrom) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1105, the "Trustee") pursuant to Section 1104 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal and interest, but such money need not be segregated from other funds except to the extent required by law.

            The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1104 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

            Anything in this Article Eleven to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations (including any proceeds therefrom) held by it as provided in Section 1104 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

            SECTION 1106. Reinstatement.

            If the Trustee or any Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 1105 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 1102 or 1103, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1105; provided, however, that if the Company makes any payment of principal of or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                            -------------------------

            This Indenture may be signed in any number of counterparts each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                          URC HOLDINGS CORP.


      [SEAL]                              By /s/ Dennis E. Arnold
                                            -----------------------------
                                             Title: Senior Vice President


Attest: /s/ Pamela Taylor
       ------------------
       Title: Secretary



                                                THE FIRST NATIONAL BANK OF
                                                CHICAGO, as Trustee


      [SEAL]                              By /s/ Barbara S. Gross
                                             -------------------------------
                                              Title: Assistant Vice President


Attest: /s/ Indecipherable
       ------------------------------
      Title: Assistant Vice President

                                                                       Exhibit A


                           [FORM OF FACE OF SECURITY]

                               URC HOLDINGS CORP.

                           7 7/8% Senior Note due 2006

No.                                                             [$           ]

                                                                        CUSIP:


            URC Holdings Corp., a Delaware corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________, or registered assigns, the principal sum of _______________ Dollars on June 30, 2006, at the office or agency of the Company referred to below, and to pay interest thereon on December 30, 1996 and semiannually thereafter, on June 30 and December 30 in each year, from June 25, 1996, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 7 7/8% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Securities from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 15 or December 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities, may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest on the

Physical Securities may be made at the option of the Company by (i) check mailed to the address of the Person entitled thereto at such address as shall appear on the Security Register or (ii) transfer to an account located in the United States maintained by the Person entitled thereto. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

            Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature of an authorized officer, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

      Dated:                              URC HOLDINGS CORP.


                                          By___________________________________
                                             Title:
Attest:______________________
        Authorized Signature

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION.


            This is one of the Securities referred to in the within-mentioned Indenture.

                                       THE FIRST NATIONAL BANK OF
                                                CHICAGO, as Trustee




                                       By______________________________________
                                         Authorized Officer

                           [REVERSE SIDE OF SECURITY]

                               URC HOLDINGS CORP.

                           7 7/8% Senior Note due 2006

            This Security is one of a duly authorized issue of securities of the Company designated as its 7 7/8% Senior Notes due 2006 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $200,000,000, which may be issued under an indenture (herein called the "Indenture") dated as of June 25, 1996 between the Company and The First National Bank of Chicago, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is a global Security representing [$ ] of the Securities.

            The Securities shall not be redeemable prior to Maturity.

            If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

            The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Outstanding Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Outstanding Securities, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

            No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

            No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment in certain circumstances of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

            The Indenture provides that no recourse for the payment of the principal of, or interest on any of the Securities or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture, or in this Security or because of the creation of any indebtedness represented thereby, shall be had against any stockholder, officer, director, employee or controlling person of the Company or of any successor Person thereof. Each Holder, by accepting this Security, waives and releases all such liability.

            The Security and the Indenture shall be governed by and construed in accordance with the law of the State of New York applicable to contracts to be performed entirely within such state.

            All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                        [FORM OF TRANSFER CERTIFICATION]


            FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(Please print or typewrite name and address including zip code of assignee)

--------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing

--------------------------------------------------------------------------------
attorney to transfer such Security on the books of the Company with full power of substitution in the premises.

           [THE FOLLOWING PROVISION TO BE INCLUDED ON ALL CERTIFICATES
                EXCEPT PERMANENT OFFSHORE PHYSICAL CERTIFICATES]


            In connection with any transfer of this Security occurring prior to the date which is the earlier of the date of an effective Registration Statement, or June 25, 1999, the undersigned confirms that without utilizing any general solicitation or general advertising that:

[Check One]

[ ](a) This Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                      or


[ ](b) This Security is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Security Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 307 of the Indenture shall have been satisfied.

Date:__________________________     ___________________________________________
                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:  ___________________________________________

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED:

            The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representation in order to claim the exemption from registration provided by Rule 144A.

Dated:  ______________________      ___________________________________________
                                    NOTICE:  To be executed by an
                                    executive officer

                                                                       Exhibit B

                               Form of Certificate
                              to Be Delivered upon
                        Termination of Restricted Period

                                        On or after August 5, 1996

URC Holdings Corp.
22801 Ventura Boulevard
Woodland Hills, California  91364

The First National Bank of Chicago
One First National Plaza, Suite 0126
Chicago, Illinois  60670-0126

                  Re:   URC Holdings Corp. (the "Company")
                        7 7/8% Senior Notes due 2006 (the "Securities")

Ladies and Gentlemen:

            This letter relates to $__________ million principal amount of Securities represented by the temporary global note certificate issued in the name of ____________ (the "Temporary Certificate"). Pursuant to Section 201 of the Indenture dated as of June 25, 1996 relating to the Securities (the "Indenture"), we hereby certify that (1) we are the beneficial owner of such principal amount of Securities represented by the Temporary Certificate and (2) we are a person outside the United States to whom the Securities could be transferred in accordance with Rule 904 of Regulation S promulgated under the Securities Act of 1933, as amended. Accordingly, you are hereby requested to issue a Security representing the undersigned's interest in the principal amount of Securities represented by the Temporary Certificate, all in the manner provided by the Indenture.

            You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                       Very truly yours,

                                       [Name of Holder]

                                       By:_____________________________________
                                          Authorized Signature

                                                                       Exhibit C

                            Form of Certificate to Be
                          Delivered in Connection with
             Transfers to Non-QIB Institutional Accredited Investors


                                     [Date]


URC Holdings Corp.
22801 Ventura Boulevard
Woodland Hills, California  91364

The First National Bank of Chicago
One First National Plaza, Suite 0126
Chicago, Illinois  60670-0126

Ladies and Gentlemen:

            In connection with our proposed purchase of $____________ aggregate principal amount of the 7 7/8% Senior Notes due 2006 (the "Securities") of URC Holdings Corp., a Delaware corporation (the "Company"), we confirm that:

            1. We understand that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities law and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, or pursuant to an exemption therefrom, and in each case in compliance with the conditions for transfer set forth below. We agree on our own behalf and on behalf of any investor account for which we are purchasing the Securities to offer, sell or otherwise transfer such Securities prior to the date which is three years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Securities (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Company, (b) pursuant to a registration statement that has been declared effective under the Securities Act, (c) for so long as the Securities are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a "Qualified Institutional Buyer" under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulations S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of subparagraphs
      (a)(1), (2), (3) or (7) of Rule 501 of Regulation D under the Securities Act that is acquiring the Securities for its own account or for the account of such an institutional "accredited investor" for investment and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver to The First National Bank of Chicago, as trustee (the "Trustee"), a letter from the transferee substantially in the form of this letter, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of subparagraphs (a)(1), (2), (3) or (7) of Rule 501 of Regulation D under the Securities Act that is acquiring such Securities for investment and not with a view to, or for offer and sale in connection with, any distribution in violation of the Securities Act. We acknowledge that the Company and the Trustee reserve the right prior to any offer, sale or other transfer of the Securities pursuant to clauses
      (d), (e) and (f) above prior to the Resale Restriction Termination Date, to require the delivery of an opinion of counsel, a certification and/or other information satisfactory to the Company and the Trustee.

            2. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) purchasing for our own account or for the account of such an institutional "accredited investor", and we are acquiring the Securities for investment and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or any other applicable securities laws and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

            3. We are acquiring the Securities purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

            4. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                       Very truly yours,
      Date:___________________

                                       By:_____________________________________
                                          (NAME OF PURCHASER)

            Upon registration of transfer, the Securities should be registered in the name of the new beneficial owner as follows:

Name:__________________________________________________________________________

Address:_______________________________________________________________________

Taxpayer ID Number:____________________________________________________________

                                                                       Exhibit D

                            Form of Certificate to Be
                          Delivered in Connection with
                       Transfers Pursuant to Regulation S


                                     [Date]


URC Holdings Corp.
22801 Ventura Boulevard
Woodland Hills, California  91364

The First National Bank of Chicago, as Trustee
One First National Plaza, Suite 0126
Chicago, Illinois  60670-0126


                  Re:   URC Holdings Corp. (the "Company")
                        7 7/8% Senior Notes due 2006 (the "Securities")


Ladies and Gentlemen:

            In connection with our proposed sale of $________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

            (1) the offer of the Securities was not made to a person in the United States;

            (2) either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

            (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

            (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

            In addition, if the sale is made during a restricted period and the provisions of Rule 903(c)(3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(1), as the case may be.

            You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                       Very truly yours,

                                       [Name of Transferor]


                                       By:_____________________________________
                                          Authorized Signature